DESTRA MUTUAL FUNDS
SUPPLEMENT DATED FEBRUARY 20, 2015
TO STATEMENTS OF ADDITIONAL INFORMATION

Destra Investment Trust Statement of Additional Information dated January 30, 2015, as supplemented February 17, 2015	Destra Investment Trust II Statements of Additional Information dated January 30, 2015, as supplemented February 17, 2015

Effective immediately, notwithstanding anything to the contrary in each Fund’s Prospectus or Statement of Additional Information, each Fund’s Statement of Additional Information is revised in the following manner:

1. The table beneath the first paragraph in the section entitled “Management” is deleted in its entirety and replaced with the following:

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Independent Trustees: John S. Emrich, CFA One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1967	Trustee	Term—Indefinite Length of Service—2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present	3	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1952	Trustee	Term—Indefinite Length of Service—2014	Private Investor, August 2007 to present; Trustee and Treasurer, The Marin School, September 2005 to June 2008	3	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1935	Trustee	Term—Indefinite Length of Service—2014	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	3	Meridian Fund, Inc. (four portfolios)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Interested Trustee: Nicholas Dalmaso* One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term—Indefinite Length of Service— Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014	3	None

_________
Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
*Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Dominic Martellaro One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1961	President and Chief Executive Officer	Term—Indefinite Length of Service—Since 2015
Chief Executive Officer and Registered Salesperson of Destra Capital Advisors, LLC; Chief Executive Officer and Registered Salesperson of Destra Capital Investments, LLC; Member, Destra Capital Management LLC

Rick Grove One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1968	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2014	Chief Operating Officer and Chief Compliance Officer, Arrowpoint Asset Management LLC; Vice President, Secretary and Chief Compliance Officer, Meridian Fund, Inc.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers of the Trust:

Derek Mullins One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2014	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.
Justin Pfaff One North Wacker 48th Floor Chicago, IL 60606 Birth year: 1981	Secretary	Term—Indefinite Length of Service—Since 2014	Managing Director, Destra Capital Management LLC and Destra Capital Investments LLC; Vice President, Guggenheim Investments

2. The section entitled “Board Leadership Structure and Risk Oversight” is deleted in its entirety and replaced with the following:

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC,  or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as the Chairman of the Board of the Destra Funds.  Dominic Martellaro serves as the President and Chief Executive Officer of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the Destra Funds as a whole.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Justin Pfaff, Secretary, at the Fund’s address, One North Wacker, 48th Floor, Chicago, IL 60606. Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee did not meet.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Messrs. Emrich, Erickson, Dalmaso and Glavin are members of the Valuation Committee.  During the last fiscal year, the Valuation Committee did not meet.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Messrs. Emrich, Erickson, Dalmaso and Glavin serve on the Audit Committee.  During the last fiscal year, the Audit Committee held two meetings.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

3. The paragraph following the trustee compensation table in the section entitled “Board Diversification and Trustee Qualifications” is deleted in its entirety and replaced with the following:

The Independent Trustees shall be paid $4,500 per series as annual compensation for serving as an Independent Trustee of the Trust and $500 for attendance at each Nominating and Governance Committee meeting and Audit Committee meeting.  It is anticipated that the Nominating and Governance Committee will meet once and the Audit Committee will meet twice during the calendar year.  Therefore, the Trust expects to compensate the Trustees a total of $6,000 per series for the calendar year.  In addition, the Independent Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.  The Board has determined that because of Mr. Dalmaso’s prior experience with the Trust, as well as his extensive knowledge of and work in the registered investment management industry, Mr. Dalmaso would receive compensation while serving as an Interested Trustee.  In addition to the duties of an Interested Trustee, Mr. Dalmaso serves as a consultant to the Board.

PLEASE KEEP THIS WITH YOUR STATEMENTS OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE